                                                                 EXHIBIT h(2)(f)


                                 AMENDMENT NO. 5
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT



         The Master Administrative Services Agreement (the "Agreement"), dated June 5, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Growth Series, a Delaware statutory trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                AIM GROWTH SERIES


PORTFOLIOS                                                             EFFECTIVE DATE OF AGREEMENT
----------                                                             ---------------------------
AIM Basic Value Fund                                                         June 5, 2000

AIM Global Trends Fund                                                       November 4, 2003

AIM Mid Cap Core Equity Fund                                                 September 1, 2001

AIM Small Cap Growth Fund                                                    September 11, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  November 4th, 2003

                                             A I M ADVISORS, INC.


Attest:   /s/ LISA A. MOSS                   By: /s/ MARK H. WILLIAMSON
         ----------------------------            -------------------------------
             Assistant Secretary                       Mark H. Williamson
                                                       President


(SEAL)


                                             AIM GROWTH SERIES


Attest:    /s/ LISA A. MOSS                  By:       /s/ KEVIN M. CAROME
         ----------------------------               ----------------------------
             Assistant Secretary                       Kevin M. Carome
                                                       Senior Vice President


(SEAL)